                                  EXHIBIT 10.2


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of October 18, 2000, among Generac Portable Products, Inc., a Delaware corporation ("Holdings"), GPPW, Inc., a Wisconsin corporation ("WisCorp" and together with Holdings, the "Parent Guarantors"), Generac Portable Products, LLC, a Delaware limited liability company (the "Borrower"), the Banks party thereto from time to time, and Bankers Trust Company, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:



         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Parent Guarantors are parties to a Credit Agreement, dated as of July 9, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

         WHEREAS, Events of Default have occurred under Sections 9.08, 9.09 and
9.10 of the Credit Agreement in respect of the Test Periods ended September 30, 2000 (the "Identified Defaults");

         WHEREAS, the Credit Parties have requested that the Banks amend the Credit Agreement to inter alia (i) reset the covenants set forth in Sections
9.08 and 9.10 and (ii) waive compliance with Section 9.09 through December 31, 2001;

         WHEREAS, Beacon has committed to purchase, or to cause to be purchased, senior notes of the Borrower generating net cash proceeds of $15 million by no later than November 20, 2000, the proceeds of which shall be applied to repay outstanding Revolving Loans;

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

     I.   AMENDMENTS TO THE CREDIT AGREEMENT

          A. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.14 at the end thereof:

          "1.14   Certain Additional Limitations on Loans and Letters of Credit.
     Notwithstanding anything to the contrary contained in Sections 1.01 and
     2.01 of this Agreement, until such time as (x) the Borrower is in compliance with Sections 9.07, 9.08,

     9.09 and 9.10 for the Test Period ended March 31, 2001 (and provided that financial statements have been made available to the Administrative Agent in accordance with Section 8.01 for such Test Period demonstrating such compliance) (and notwithstanding the waiver of Section 9.09 set forth in the Fourth Amendment) or (y) the Required Banks otherwise agree, the Borrower will not permit at any time the Revolving Loan Outstandings at such time to exceed the lesser of (i) the Revolving Loan Outstandings Cap and (ii) the Revolving Loan Commitment at such time."

               B. Section 4.02(e) of the Credit Agreement is hereby amended by inserting the text "or Indebtedness from the issuance of the Senior Notes" immediately following the last word in the first parenthetical of such Section.

               C. Section 4.02 of the Credit Agreement is hereby amended by inserting the following new clause (l) at the end thereof:

               "(l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all proceeds received by the Borrower from the issuance of the Senior Notes shall be used to repay Revolving Loans on a pro rata basis among Banks providing such Loans (it being understood that such repayment shall not result in a reduction in the Revolving Loan Commitment of any Bank)."

               D. Section 9.04 of the Credit Amendment is hereby amended by inserting the following new clause (xii) at the end thereof:

               "(xiii) Indebtedness of the Borrower under the Senior Notes, provided that the aggregate face amount thereof shall not exceed $19,500,000 at any one time outstanding;"

               E. Section 9.05 of the Credit Agreement is hereby amended by inserting the following phrase at the end of clause (ii) thereof "or on the last day of any fiscal quarter commencing with the fiscal quarter ended June 30, 2001."

               F.   Section 9.06 of the Credit Agreement is hereby amended by
(x) deleting the "and" at the end of clause (i) thereof, (y) deleting the "." at the end of clause (ii) thereof and inserting ", and" in lieu thereof and (z) adding a new clause (iii) as follows:

               "(iii) the Borrower may issue the Senior Notes"

               G.   Section 9.07(a) of the Credit Agreement is hereby amended by
(x) deleting the reference to "$5 million" appearing in clause (iii), and inserting in lieu thereof the text "$3 million" and (y) deleting the text "$7.5 million" appearing in clause (iv), and inserting in lieu thereof the text "$4 million".

               H. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following new table:


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



                      Fiscal Quarter Ended Closest to                        Amount
                      -------------------------------                        ------
                      September 30, 2000                                    1.00:1.00
                      December 30, 2000                                     0.50:1.00
                      March 31, 2001                                        0.50:1.00
                      June 30, 2001                                         0.65:1.00
                      September 30, 2001                                    1.00:1.00
                      December 31, 2001                                     1.25:1.00
                      March 31, 2002                                        2.65:1.00
                      June 30, 2002                                         2.75:1.00
                      September 30, 2002                                    2.85:1.00
                      December 31, 2002 and thereafter                      3.00:1.00




               I. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as a result of Holdings failing to comply with Section 9.09 of the Credit Agreement at any time during the period commencing on September 30, 2000 to and including December 31, 2001, provided that at any time the Default or Event of Default exists under said Section 9.09, Holdings and its Subsidiaries shall not incur any additional Indebtedness other than Indebtedness described in clauses (i), (iv), (vi), (vii), (viii), (ix) and
(xii) of Section 9.04 of the Credit Agreement.

               J. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following new table:


                    Fiscal Quarter Ended Closest to                      Minimum EBITDA
                    -------------------------------                      --------------
                    September 30, 2000                                   $24.9 million
                    December 30, 2000                                    $14.0 million
                    March 31, 2001                                       $14.9 million
                    June 30, 2001                                        $17.3 million
                    September 30, 2001                                   $24.1 million
                    December 31, 2001                                    $29.2 million
                    March 31, 2002                                       $53.0 million
                    June 30, 2002                                        $54.0 million
                    September 30, 2002                                   $55.0 million
                    December 31, 2002                                    $56.0 million
                    March 31, 2003                                       $57.0 million
                    June 30, 2003                                        $58.0 million
                    September 30, 2003                                   $60.0 million
                    December 31, 2003 and thereafter                     $62.0 million


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


               K.   Section 9.11 of the Credit Agreement is hereby amended by
(x) by adding to the phrase "or any Senior Note" at the end of clause (ii) thereof, (y) adding the phrase "or any Senior Note" immediately after the phrase "any Senior Subordinated Notes" in clause (iii) thereof and (z) adding the phrase "or any Senior Note Document" immediately after the phrase "any Senior Subordinated Note Document" in clause (iii) thereof.

               L. Section 9 Of the Credit Agreement is hereby amended by adding the following new Section 9.17.

                    "Section 9.17 Senior Notes. The Borrower will enforce the rights under the Senior Notes Documents to the maximum extent permitted by law."

               M. Section 10 of the Credit Agreement is hereby amended by (x) inserting an "or" after Section 10.10 thereof and (y) adding new Section 10.11 which shall read as follows:

               "10.11 Senior Note Documents. The Borrower shall have not received at least $15 million in net cash proceeds from the issuance of the Senior Notes and applied such proceeds to the prepayment of the Revolving Loans on or before November 20, 2000; or any Senior Note Document or any provision thereof shall cease to be in full force or effect as to the Borrower or Beacon or Beacon or any Person acting by or on behalf of Beacon shall deny or disaffirm Beacon's obligations under any Senior Note Document, or Beacon shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Senior Note Document;"

               N. The definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" in Section 11 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                               APPLICABLE       A TERM LOANS AND       A TERM LOANS AND
                               COMMITMENT        REVOLVING LOANS        REVOLVING LOANS       B TERM LOANS          B TERM LOANS
                               COMMISSION         MAINTAINED AS          MAINTAINED AS        MAINTAINED AS        MAINTAINED AS
 LEVEL     LEVERAGE RATIO      PERCENTAGE        BASE RATE LOANS       EURODOLLAR LOANS      BASE RATE LOANS      EURODOLLAR LOANS
           --------------      ----------        ---------------       ----------------      ---------------      ----------------
    1      Greater than or
           equal to
           6.25:1:00              0.50%              2.25%                  3.25%                 2.75%               3.75%

    2      Greater than or
           equal to
           5.0:1.00 but
           less than
           6.25:1:00              0.50%              1.75%                  2.75%                 2.25%               3.25%

    3      Greater than or
           equal to 4.50:1
           but less than
           5.0:1.00               0.50%              1.50%                  2.50%                 2.00%               3.00%

    4      Greater than or
           equal to 4.25:1
           but less than
           4.50:1                 0.50%              1.25%                  2.25%                 1.75%               2.75%



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

                               APPLICABLE       A TERM LOANS AND       A TERM LOANS AND
                               COMMITMENT        REVOLVING LOANS        REVOLVING LOANS       B TERM LOANS          B TERM LOANS
                               COMMISSION         MAINTAINED AS          MAINTAINED AS        MAINTAINED AS        MAINTAINED AS
 LEVEL     LEVERAGE RATIO      PERCENTAGE        BASE RATE LOANS       EURODOLLAR LOANS      BASE RATE LOANS      EURODOLLAR LOANS
           --------------      ----------        ---------------       ----------------      ---------------      ----------------
    5      Greater than or
           equal to 3.75:l
           but less than
           4.25:1                 0.375%             1.00%                  2.00%                 1.50%               2.50%

    6      Greater than or
           equal to 3.25:1
           but less than
           3.75:1                 0.375%             0.75%                  1.75%                 1.25%               2.25%

    7      Greater than or
           equal to 2.75:1
           but less than
           3.25:1                 0.30%              0.50%                  1.50%                 1.00%               2.00%

    8      Less than 2.75:1       0.25%              0.125%                 1.125%                0.75%               1.75%


               O. Section 11 of the Credit Agreement is further amended by (x) adding the phrase "each Senior Note Document," after the phrase "each Note," in the definition of Credit Document and (y) adding the following sentence after the end of definition of "Credit Party":

               "The term Credit Party shall include Beacon during the period commencing on the Fourth Amendment Effective Date and ending on the date the Borrower receives at least $15 million in net cash proceeds from the issuance of the Senior Notes and applies the same to the repayment of the Revolving Loans."

               P. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

               "Fourth Amendment" shall mean the Fourth Amendment to this Agreement dated as of October 18, 2000.

               "Fourth Amendment Effective Date" shall mean the Amendment Effective Date under and as defined in the Fourth Amendment.

               "Revolving Loan Outstandings" shall mean, at any time, the sum of
          (I) the aggregate principal amount of all outstanding Revolving Loans at such time plus (II) the aggregate principal amount of all outstanding Swingline Loans at such time plus (III) the aggregate amount of all Letter of Credit Outstandings at such time plus (IV) the Foreign Loan Amount at such time."

               "Revolving Loan Outstandings Cap" shall mean (i) at any time prior to the date the Borrower receives at least $15 million in net cash proceeds from the issuance of the Senior Notes and applies the same to the repayment of the Revolving Loan, $27.5 million and (ii) at any time thereafter the amount set forth opposite the relevant period below (provided that no such increase shall become effective if on the first day of the relevant


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


          period the full amount of the Scheduled Repayments due on such date have not been made by the Borrower (or will be made with the proceeds of Revolving Loans incurred on such date (including Revolving Loans incurred under the increased portion of the Revolving Loan Outstanding
          Cap)):

                      Period                                      Amount
                      ------                                      ------
             Prior to December 31, 2000                 $25,200,000

             On and after December 31, 2000             $27,000,000
             and prior to March 31, 2001
             (or if such date is not a Business
             Day, the immediately succeeding
             Business Day)

             On and after March 31, 2001                $29.0 million


                  "Senior Note Commitment Documents" shall mea (i) n the Commitment Letter dated on or prior to the Fourth Amendment Effective Date executed by Beacon with respect to the issuance of the Senior Notes and (ii) the Agreement dated on or prior to the Fourth Amendment Effective Date among Beacon, the Borrower, the Administrative Agent and the Collateral Agent, as each such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

                  "Senior Notes" shall mean the senior zero coupon notes due July 1, 2006 issued by the Borrower, the aggregate face amount of which shall not exceed $19,500,000. It is understood and agreed that the Senior Notes shall (i) be unsecured, (ii) not mature prior to July 1, 2006 or require any mandatory repayments or redemptions thereof prior to July 1, 2006, (iii) not require the payment of cash interest in respect thereof prior to July 1, 2006, and (iv) be otherwise satisfactory in form and substance to the Required Banks.

                  "Senior Note Documents" shall mean the Senior Note Commitment Documents, the Senior Notes and the other agreements and documentation entered into in connection with the issuance of the Senior Notes, as amended from time to time in accordance with the requirements thereof and of this Agreement.

                    II.       AMENDMENT FEE

                    A. The Borrower hereby covenants and agrees that, it shall pay each Bank which executes and delivers to the Administrative Agent a counterpart hereof by 5:00 P.M. (New York time) on Friday, October 20, 2000, a cash fee in an amount equal to 37.5 basis points (0.375%) of an amount equal to the sum of the outstanding Term Loans of such Bank and the Revolving Loan Commitment of such consenting Bank, in each case as in effect on the Amendment Effective Date (as hereinafter defined). All fees pursuant to this clause A are due and payable on the Amendment Effective Date and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks.

          III.      MISCELLANEOUS PROVISIONS

                    A. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                              1. no Default or Event of Default exists as of the Amendment Effective Date, after giving effect to this Amendment other than, prior to the Amendment Effective Date only, Identified Defaults; and

                              2.        all of the representations and
          warranties contained in the Credit Agreement as amended hereby and the other Credit Documents are true and correct in all material respects as of the Amendment Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                    B. For purposes of the Credit Documents to which the Guarantors are party, by their respective signatures below, each Guarantor hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that each of the Guaranties and Security Documents (as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment. Each Guarantor and the Borrower hereby acknowledges and affirms that each of the Security Documents (as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof.

                    C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                    D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                    E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    F. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Borrower, each of the Guarantors, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whatever the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office, (ii) the Borrower and Beacon shall have executed and delivered each of the Senior Note Commitment Documents to which it is party each of which shall be in full force and effect, (iii) the Administrative Agent shall have received from counsel to the Borrower and counsel to Beacon, legal opinions, which legal opinions shall be dated the

Amendment Effective Date, shall be addressed to the Administrative Agent and each Bank and shall be satisfactory in form and substance to the Administrative Agent, (iv) the Administrative Agent shall have received such other documents and certificates as it shall have reasonably requested and (v) the Amendment Fees set forth in Section II shall have been paid.

                    H. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *




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




                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                  GENERAC PORTABLE PRODUCTS, LLC



                                  By  /s/ Gary J. Lato
                                    -------------------------------------------
                                      Name:    Gary J. Lato
                                      Title:   Chief Financial Officer


                                  GENERAC PORTABLE PRODUCTS, INC



                                  By: /s/ Gary J. Lato
                                     -------------------------------------------
                                      Name:    Gary J. Lato
                                      Title:   Vice President


                                  GPPW, INC.


                                  By: /s/ Faith Rosenfeld
                                     ------------------------------------------
                                      Name:    Faith Rosenfeld
                                      Title:   President



                                  BANKERS TRUST COMPANY, Individually and as
                                      Administrative Agent


                                  By: /s/ Pam Divino
                                     ------------------------------------------
                                      Name:    Pam Divino
                                      Title:   Vice President

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION



                                  By:  /s/ David H. Strickert
                                      -----------------------------------------
                                      Name:    David H. Strickert
                                      Title:   Principal

                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By: /s/ Paul M. Casey
                                      -----------------------------------------
                                        Name:  Paul M. Casey
                                       Title:  Vice President

                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  BANK ONE, N. A.


                                  By:  /s/ Joshua Niedner
                                      -----------------------------------------
                                      Name:    Joshua Niedner
                                      Title:   Commercial Banking Officer

                                  THE FUJI BANK, LIMITED


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:

                                  MOUNTAIN CAPITAL CLO 1, LTD.


                                  By: /s/ Darren P. Riley
                                     ------------------------------------------
                                      Name:    Darren P. Riley
                                      Title:   Director

                                  FLEET BUSINESS CREDIT CORPORATION


                                  By: /s/ Carmen Caporrino
                                     ------------------------------------------
                                      Name:    Carmen Caporrino
                                      Title:   Vice President

                                  HARCH CLO I LIMITED


                                  By: /s/ Michael E. Lewitt
                                     ------------------------------------------
                                      Name:    Michael E. Lewitt
                                      Title:   Authorized Signatory